Exhibit 21.1
Subsidiaries of the Registrant
     Certain subsidiaries of the Registrant and their subsidiaries are listed below. The names of certain subsidiaries, which considered in the aggregate would not constitute a significant subsidiary, have been omitted.

Name	Country of Organization
Sistemes Consulting S.A.	Andorra
Accenture Branch Holdings B.V.-Sucursal de Angola	Angola
Accenture SRL	Argentina
Accenture Technology Solutions Pty Ltd.	Australia
Accenture Australia Holdings Pty Ltd.	Australia
Accenture HR Services (Australia) Ltd.	Australia
Diversiti Pty Ltd.	Australia
Avanade Australia Pty Ltd.	Australia
Navitaire Australia Pty Ltd.	Australia
Memetrics Holdings Pty Ltd.	Australia
Memetrics Pty Ltd.	Australia
MediaSenz Pty Ltd.	Australia
Accenture GmbH	Austria
Accenture Technology Solutions GmbH	Austria
Accenture BPM CVBA/SCRL	Belgium
Accenture S.A.\N.V.	Belgium
Accenture Technology Solutions NV/SA	Belgium
Accenture Technology Ventures S.P.R.L.	Belgium
Avanade Belgium SPRL	Belgium
Partners Security Ltd.	Bermuda
Accenture Australia Ltd.	Bermuda
Accenture Australia (1) Ltd.	Bermuda
Accenture Australia (2) Ltd.	Bermuda
Accenture Australia (3) Ltd.	Bermuda
Blue Insurance Ltd.	Bermuda
ENMAX Technology Bolivia S.A.	Bolivia
Accenture (Botswana) (PTY) Ltd.	Botswana
Accenture do Brasil Ltda	Brazil
Atan Technologies de Automacao e Informacao Ltda	Brazil
Accenture Servicos de Suporte de Negocios Ltda	Brazil
Accenture Canada Holdings Inc.	Canada
1021904 Ontario Limited	Canada
Accenture Inc.	Canada
Accenture Technology Solutions —Canada, Inc.	Canada
Also known as Solutions technologiques Accenture — Canada, Inc.
Accenture Business Services of British Columbia Limited Partnership	Canada
Accenture Business Services for Utilities Inc.	Canada
Accenture Business Services General Partner Inc.	Canada
Accenture Nova Scotia Unlimited Liability Co.	Canada
Avanade Canada Inc.	Canada
Navitaire Canada Corporation	Canada
Accenture Chile Asesorias y Servicios Ltda	Chile
Accenture (Shanghai) Co Ltd.	China
Accenture Technology Solutions (Dalian) Co Ltd.	China
Guangzhou Bao Zhe Information Consulting Co Ltd.	China
Qi Jie (Beijing) Info Tech Co Ltd.	China
Avanade Guangzhou	China
Avanade GZ Computer Technology Development Co. Ltd. (SH)	China
Accenture Ltda	Colombia
Accenture Services s.r.o	Czech Republic

Name	Country of Organization
Accenture Technology Solutions s.r.o.	Czech Republic
Navitaire Prague s.r.o.	Czech Republic
Accenture Denmark Holdings A/S	Denmark
Accenture Denmark II ApS	Denmark
Accenture Australia Holdings ApS	Denmark
Accenture Technology Solutions A/S	Denmark
Avanade Denmark ApS	Denmark
ENMAX Technology-Ecuador S.A.	Ecuador
Accenture Egypt LLC	Egypt
Accenture Oy	Finland
Accenture Technology Solutions Oy	Finland
Accenture Services Oy	Finland
Avanade Finland Oy	Finland
Digiplug SAS	France
Accenture Technology Solutions SAS	France
InVita SAS	France
Avanade SAS	France
Accenture Holdings France SAS	France
Accenture Services SAS	France
Solutions Assurance Vie S.A.	France
Accenture GmbH	Germany
Accenture Management GmbH	Germany
Accenture Holding GmbH & Co. KG	Germany
Accenture Dienstleistungen GmbH	Germany
Accenture Industry Services GmbH	Germany
Accenture Services GmbH	Germany
Accenture Technology Solutions GmbH	Germany
Accenture Services für Kreditinstitute GmbH	Germany
Accenture Services für Human Resources GmbH	Germany
Avanade Deutschland GmbH	Germany
ATV eMillenuim Beteiligung GmbH	Germany
Accenture Human Capital Management Solutions	Germany
Accenture Finance (Gibraltar) Ltd.	Gibraltar
Accenture Finance (Gibraltar) II Ltd.	Gibraltar
Accenture Finance (Gibraltar) III Ltd.	Gibraltar
Accenture Minority III Ltd.	Gibraltar
Accenture Minority IV Ltd.	Gibraltar
Accenture Minority V Ltd.	Gibraltar
Accenture Technology Ventures (Gibraltar) Ltd.	Gibraltar
Accenture S.A.	Greece
Accenture BPM S.A.	Greece
Accenture Co Ltd.	Hong Kong SAR
Accenture Technology Solutions (HK)Co. Ltd.	Hong Kong SAR
Avanade Hong Kong Ltd.	Hong Kong SAR
Accenture Tanacsado Korlatolt Felelossegu Tarsasag KFT
(Also known as Accenture KFT)	Hungary
Accenture Services Private Ltd.	India
Avanade India Consulting Private Ltd.	India
P.T. Accenture	Indonesia
Accenture	Ireland
Accenture European Service Center Ltd.	Ireland
Accenture Technology Solutions	Ireland
Accenture IOM 1 Company Limited	Isle of Man
Accenture IOM 2 Company Limited	Isle of Man
Accenture Ltd.	Israel
Accenture SpA	Italy
Accenture Technology Solutions SRL	Italy
Accenture Outsourcing SRL	Italy

Name	Country of Organization
Accenture Insurance Services SpA	Italy
Arthis SpA	Italy
Accenture Insurance Services and Systems SpA	Italy
Accenture HR Services SpA/TESS SpA	Italy
Avanade Italy SRL	Italy
Accenture Japan Ltd.	Japan
Accenture Technology Solutions Japan KK	Japan
Proquire KK	Japan
Avanade Japan KK	Japan
Sopia Corporation (Kabushiki Kaisha Sopia)	Japan
Accenture Kenya Ltd.	Kenya
Accenture Sàrl	Luxembourg
Accenture S.C.A.	Luxembourg
Accenture International Sàrl	Luxembourg
Accenture Finance Norway 1 S.C.A.	Luxembourg
Accenture Finance Norway 2 S.C.A.	Luxembourg
Accenture International Capital SCA	Luxembourg
Accenture Sdn. Bhd	Malaysia
Accenture Technology Solutions Sdn. Bhd	Malaysia
Accenture Solutions Sdn Bhd	Malaysia
Advent Business Services Sdn. Bhd	Malaysia
Avanade Malaysia Sdn Bhd	Malaysia
Accenture Mauritius Ltd.	Mauritius
Accenture (Mauritius) Onshore Ltd.	Mauritius
Beaumont Development Centre Holding Ltd.	Mauritius
AP Holdings Co Ltd.	Mauritius
De Chazal Du Mee Consulting Ltd.	Mauritius
Accenture S.C.	Mexico
Accenture BPO S.A. de C.V.	Mexico
Accenture Technology Solutions S.C.	Mexico
Pecaso Mexico – People Capital Solutions, S.A. de C.V.	Mexico
Accenture Service Centre Morocco SA	Morocco
Accenture Holdings B.V.	Netherlands
Accenture Branch Holdings B.V.	Netherlands
Accenture Finance B.V.	Netherlands
Accenture Properties (2) B.V.	Netherlands
Accenture India Holdings B.V.	Netherlands
Accenture Middle East B.V.	Netherlands
Accenture Central Europe B.V.	Netherlands
Accenture Greece B.V.	Netherlands
Accenture Australia Holding B.V.	Netherlands
Accenture Korea BV	Netherlands
Accenture Technology Ventures BV	Netherlands
Accenture Participations BV	Netherlands
Accenture Minority I BV	Netherlands
Accenture BV	Netherlands
Accenture Technology Solutions BV	Netherlands
Accenture Insurance Services BV	Netherlands
Avanade Netherlands BV	Netherlands
Partners Technology Mexico Holdings BV	Netherlands
Accenture Outsourcing Services BV	Netherlands
Accenture Equity Finance BV	Netherlands
Accenture NZ Limited	New Zealand
Accenture Ltd.	Nigeria
Accenture A.S	Norway
Avanade Norway AS	Norway
Accenture Inc.	Philippines
Accenture Healthcare Processing Inc.	Philippines
Accenture Sp. z.o.o.	Poland
Accenture Services Sp. z.o.o.	Poland

Name	Country of Organization
Accenture Consultores de Gestao S.A.	Portugal
Accenture Technology Solutions S.A.	Portugal
Coritel Solucoes de Gestao SA	Portugal
Accenture Services S.r.l.	Romania
Accenture OOO	Russia
Accenture Pte Ltd.	Singapore
Accenture Technology Solutions Pte Ltd.	Singapore
Avanade Asia Pte Ltd.	Singapore
Accenture s.r.o.	Slovak Republic
Accenture Services s.r.o.	Slovak Republic
Accenture Technology Solutions –Slovakia s.r.o.	Slovak Republic
Accenture (South Africa) Pty Ltd.	South Africa
Accenture Services (South Africa)Pty Ltd.	South Africa
Accenture Technology Solutions Pty Ltd.	South Africa
Accenture Africa Pty Ltd.	South Africa
Accenture Technology Infrastructure Services Pty Ltd.	South Africa
Accenture Yuhan Hoesa Also known as Accenture Ltd.	South Korea
Accenture Technology Solutions Ltd.	South Korea
Accenture S.L.	Spain
Accenture Outsourcing Services S.A.	Spain
Accenture Human Capital Mgmt. Sol. S.L.	Spain
Accenture Holdings (Iberia) S.L.	Spain
Coritel S.A.	Spain
Integration Services S.A.	Spain
Alnova Technologies Corporation S.L.	Spain
Accenture Formacion Sociedad Civil	Spain
Avanade Spain SL	Spain
CustomerWorks Europe SL	Spain
Energuiaweb SL	Spain
NetPersonas SL	Spain
Accenture AB	Sweden
Accenture Services AB	Sweden
Accenture Technology Solutions AB	Sweden
Avanade Sweden AB	Sweden
Accenture AG	Switzerland
Accenture Technology Solutions AG	Switzerland
Accenture Holding GmbH	Switzerland
Accenture Global Services GmbH	Switzerland
Accenture Finance GmbH	Switzerland
Accenture Finance II GmbH	Switzerland
Avanade Schweiz GmbH	Switzerland
Accenture Services AG	Switzerland
Accenture Supply Chain Services	Switzerland
Accenture Co Ltd.	Taiwan
Accenture Solutions Co Ltd.	Thailand
Accenture Co Ltd.	Thailand
Accenture Technologies Co Ltd.	Thailand
Accenture Technolgy Solutions (Thailand) Ltd.	Thailand
Avanade (Thailand) Co Ltd.	Thailand
Accenture Danismanlik Limited Sirketi	Turkey
Accenture BPM is Yonetimi Limited Sirketi	Turkey
Accenture Ukraine LLC	Ukraine
Accenture (UK) Ltd.	United Kingdom
Avanade UK Ltd.	United Kingdom
Avanade Europe Holdings Ltd.	United Kingdom
Avanade Europe Services Ltd.	United Kingdom
Imagine Broadband Ltd.	United Kingdom
The Accenture Group	United Kingdom
Accenture Services Ltd.	United Kingdom
Accenture Technology Solutions Ltd.	United Kingdom

Name	Country of Organization
Accenture HR Services Ltd.	United Kingdom
Navitaire (UK) Ltd.	United Kingdom
Media Audits Ltd.	United Kingdom
Media Audits Group Ltd.	United Kingdom
Pecaso UK Ltd.	United Kingdom
Pecaso Ltd.	United Kingdom
Pecaso Holdings Ltd.	United Kingdom
Accenture HR Services International Ltd.	United Kingdom
Accenture HR Services (Jersey) Ltd.	United Kingdom
Accenture Properties	United Kingdom
Memetrics Ltd.	United Kingdom
Accenture LLP	United States
Accenture Inc.	United States
Accenture LLC	United States
Accenture Capital Inc.	United States
Accenture Sub Inc.	United States
Accenture Financial Corporation	United States
Avanade Inc.	United States
Avanade International Corporation	United States
Avanade Holdings LLC	United States
Digital Asset Management Co.	United States
Maple Insurance Inc.	United States
Navitaire Inc.	United States
Navitaire International Inc.	United States
Proquire LLC	United States
Accenture National Security Services LLC	United States
Accenture Relocation LLC	United States
Accenture HR Services Inc.	United States
Accenture Technology Solutions- US, Inc.	United States
Accenture BPO Services LLC	United States
Accenture Indiana LLC	United States
Media Audits North America	United States
Random Walk Computing Inc.	United States
Accenture Insurance Services LLC	United States
Accenture Puerto Rico LLC	United States
BABCN LLC	United States
Accenture 2, Inc.	United States
Maxim Systems, LLC	United States
Memetrics Inc.	United States
Origin Digital, Inc.	United States
Accenture C.A.	Venezuela

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